UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-8546
                                                      --------
                            The Bramwell Funds, Inc.

                                745 Fifth Avenue
                                   16th Floor
                               New York, NY 10151
                            -------------------------
                   (Address of principal executive offices)

                                   Dechert LLP
                              30 Rockefeller Plaza
                               New York, NY 10112
                            -------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (212) 698-3500
                                                          --------------
                       Date of fiscal year end: June 30
                                                -------

                   Date of reporting period: June 30, 2004
                                             -------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                             Bramwell FUNDS [LOGO]

                                 Annual Report
                                 June 30, 2004

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND

                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

                            "FOCUSED ON THE FUTURE,
                              GUIDED BY THE PAST"

                            The Bramwell Funds, Inc.
                                 1-800-BRAMCAP
                                 1-800-272-6227
                             WWW.BRAMWELLFUNDS.COM

Bramwell FUNDS [LOGO]

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - FISCAL YEAR ENDED JUNE 30, 2004

In the June quarter, the BRAMWELL GROWTH FUND appreciated 0.62% and the BRAMWELL FOCUS FUND appreciated 4.18% compared to a 1.72% increase for the S&P 500/R Stock Index. For the fiscal year ended June 30, 2004, the Growth Fund appreciated 12.57% to $19.43 and the Focus Fund appreciated 17.06% to $9.47 net asset values per share while the S&P 500/R Stock Index rose 19.11%. During this period, value, deleveraging and small cap stocks have generally outperformed large cap growth stocks. With the bottoming of interest rates in the June quarter, we believe that fundamentally strong growth companies with globally competitive products and services are increasingly likely to achieve superior returns.

The Growth Fund received a 4-Star Overall Morningstar Rating/TM (****) in the U.S.-domiciled Large Growth fund category as of June 30, 2004 as well as 4 stars for the 3-year and 5-year periods when rated against 985 and 666 Large Growth funds, respectively. The Focus Fund received a 4-Star Overall Morningstar Rating/TM (****) as well as 4 stars for the 3-year period when rated against 985 Large Growth funds.(a)

We are pleased to report that stockholders voted to re-elect five Directors, Elizabeth R. Bramwell, Charles L. Booth, Jr., George F. Keane, James C. Sargent and Martha R. Seger, and to elect two new Directors, Darlene T. DeRemer and Theodore J. Coburn, by the affirmative vote of more than 98.5% of the shares voted at the Special Meeting of stockholders held on May 11, 2004. We are also pleased to report that nearly 75% of all the outstanding shares were voted.

COMMENTARY

Reviewing the June 2004 fiscal year, interest and inflation rates were at historically low levels. The Fed Funds rate was 1.0% and the Consumer Price Index approximated 2% throughout the period. Tax rates were the lowest in years. The economy took off in the September quarter with the GDP rising 8.2%. Strong GDP gains have continued since.

Employment began to increase in the September quarter and gained momentum this Spring with 1.5 million jobs created since August 2003. Industrial production accelerated in the March quarter and housing has remained strong throughout. Despite quarterly volatility, industries that performed positively for both Funds over the 12-month period were electronics, industrial products, restaurants, orthopedic devices and retailing. Outperforming stocks for the Growth Fund were 3M, Zimmer, Lowe's, Intel, AIG and UnitedHealth. Outperforming stocks for the Focus Fund were Zimmer, Maxim Integrated Products

(a) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating/TM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating/TM metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. c/2004 Morningstar, Inc. All Rights Reserved.

Annual Report

                                                           Bramwell FUNDS [LOGO]

and Robert Half. Pharmaceutical stocks, historically a core group for growth investing, generally underperformed reflecting heightened uncertainty about patent expirations, new product pipelines, generic competition, future pricing flexibility and political pressures. Selection will be even more important going forward. We have been disappointed so far in not achieving greater performance in technology stocks, another core group for growth investing, given broad strength across product lines and geographies and expectations for both cyclical and secular multiyear growth as a result of a plethora of new products for end markets and emerging and expanding global markets.

In the June quarter, high labor and plant utilization on rising sales improved profit margins and earnings and increased the likelihood of future job expansion and investment spending. The strong economy decelerated, however, in the last two weeks of the quarter as decisions were deferred pending the raising of interest rates by the Fed and the turnover of Iraq to the Iraqis at the end of June. Employment gains slowed as did same-store sales for retailers, which partially reflected higher gasoline prices and fewer discretionary shopping trips.

Industries that contributed to the Growth Fund's performance in the June quarter were orthopedic devices, industrial products and energy. Top performing stocks were 3M, Zimmer, Stryker, Walgreen, Chicago Mercantile Exchange and Gilead Sciences. Poorly performing industries were restaurants, financial services and electronics. Poorly performing stocks were Wal-Mart, Texas Instruments and Applebee's.

Industries that contributed positively to the Focus Fund's performance in the June quarter were business services, industrial products, retailing and energy. Top performing stocks were Robert Half, Zimmer, CONSOL Energy and Staples. Poorly performing industries were financial services and restaurants. Poorly performing stocks were EMC, J.P. Morgan Chase and Goldman Sachs. We expect restaurant stocks to do better as food cost increases subside.

Both Funds may own the same stocks, but weightings may vary given that the Focus Fund invests in a limited number of 20-30 stocks.

OUTLOOK

The economy is expected to continue expanding briskly. Sales and profitability have exceeded expectations and these are precursors of increased hiring and capital spending. When sales rise 30% year-to-year, capacity utilization tightens fast and the need to expand capacity does, too. We believe that robust capital spending potentially lies ahead. Spending decisions deferred in June are likely to occur in the second half and especially in the fourth quarter.

We expect interest rates to rise moderately but not so much as to derail economic expansion. They have a long way to go from their current low levels before choking the demand for housing, durable goods and capital spending.

We expect short-term price increases in commodities to stimulate increased supply and contain long-term inflation. Specific commodity prices appear to be peaking.

                                                                   Annual Report

Bramwell FUNDS [LOGO]

Reduced tax rates will continue to support economic growth as long as they are in place and will drive higher profits. Increased profits will increase tax revenues which in turn will restrain federal deficits. Higher than expected tax revenues are already occurring at state levels.

We believe that a synchronized global expansion is in its early stages, especially in Asia where more than half the world's population resides, and as financial intermediaries develop. The rapid expansion of a middle class in Asia is likely to be at least as significant as the fall of the Berlin Wall in opening and penetrating large emerging markets.

The outlook for new products is bright, especially in technology, as we upgrade to digital TVs and cameras, new generations of wireless phones, Wifi and VoIP. As prices decline, the television market should expand for several years. We believe that the move to digital TV and flat plasma and LCD screens is likely to be as significant as the move to color from black and white was a generation ago.

Areas of investment opportunity include:

o Transnational companies with competitive manufacturing, marketing and financial expertise that can both benefit from and drive rising living standards

o Innovators with large potential markets for their products

o Companies in front of favorable demographic trends, e.g., orthopedic reconstruction, consumer electronics and family dining

o Companies that will benefit from increased capital spending which we see extending out into 2006-2007

Valuations appear attractive with P/E multiples of 17 and 15 on 2004 and 2005 estimated S&P 500/R Stock Index earnings compared to a reciprocal of 22 on a 10-Year T-Note yielding approximately 4.5%. Current market uncertainty will hopefully provide enhanced investment returns.

FUND INFORMATION

Further information may be had from our Web site WWW.BRAMWELLFUNDS.COM including daily and historic performance as well as monthly top portfolio holdings. Further information may also be had by calling 1-800-BRAMCAP (1-800-272-6227). The NASDAQ symbol for the Focus Fund is BRFOX and for the Growth Fund, BRGRX. Sincerely,


/s/ Elizabeth R. Bramwell
Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

July 30, 2004

The outlook and opinions expressed above represent the views of the Investment Adviser as of July 30, 2004 and are subject to change as market and economic events unfold.

Annual Report

                                                           Bramwell FUNDS [LOGO]

                              BRAMWELL GROWTH FUND

                                 JUNE 30, 2004

The Bramwell Growth Fund is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above-average growth potential.

                            MAJOR INDUSTRY HOLDINGS
               -------------------------------------------------
               Retailing                                  14.0%
               Electronics                                 12.6
               Healthcare Products                         12.3
               Industrial Products                         10.1
               Information Processing Equipment             7.6
               Financial Services                           7.4
               Energy                                       6.5
               Restaurants                                  6.1
               Healthcare Services                          6.0
               Consumer Products                            3.5

                             MAJOR EQUITY HOLDINGS
               -------------------------------------------------
               3M                                          3.7%
               Dell                                         3.3
               Walgreen                                     2.7
               Best Buy                                     2.6
               Intel                                        2.5
               Medtronic                                    2.5
               AIG                                          2.3
               IBM                                          2.2
               UnitedHealth                                 2.2
               FedEx                                        2.1

COMPARATIVE INVESTMENT   June    Calendar     One    Three     Five     Since
RETURNS (6/30/04)          Q   Year to Date  Year    Years    Years   Inception*
--------------------------------------------------------------------------------
BRAMWELL GROWTH FUND     0.62%     0.21%    12.57%   (2.92)% (1.76)%    10.66%
S&P 500/R Stock Index    1.72      3.44     19.11    (0.69)  (2.20)     11.57



[CHART]

                 BRAMWELL       S&P 500(R)
                GROWTH FUND     Stock Index
                -----------     -----------
8/1/94            $10,000         $10,000
  6/95             12,311          12,206
  6/96             14,653          15,380
  6/97             17,906          20,717
  6/98             24,971          26,965
  6/99             29,811          33,101
  6/00             36,528          35,501
  6/01             29,820          30,236
  6/02             26,260          24,797
  6/03             24,237          24,861
  6/04             27,285          29,610

This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown for the Bramwell Growth Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is contractually capped by the Adviser at 1.75% through June 30, 2005, which favorably affected performance through June 30, 1997. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The total returns table and chart do not reflect the deduction of taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

*From August 1, 1994. Returns for periods greater than one year are compound average annual rates of return. The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                                                                   Annual Report

Bramwell FUNDS [LOGO]

                              BRAMWELL GROWTH FUND

                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2004

                                                                      MARKET
                                                    SHARES            VALUE
                                                  ----------        ----------

COMMON STOCKS - 97.29%
AUTOMOTIVE/HEAVY
   EQUIPMENT - 0.86%
Caterpillar, Inc.                                   10,000           $794,400
Harley-Davidson, Inc.                               17,500          1,083,950
                                                                 ------------
                                                                    1,878,350
                                                                 ------------
BUSINESS SERVICES - 1.13%
Iron Mountain, Inc.*                                20,000            965,200
Robert Half International, Inc.                     50,000          1,488,500
                                                                 ------------
                                                                    2,453,700
                                                                 ------------
CHEMICALS/METALS - 2.60%
Freeport-McMoRan
   Copper & Gold, Inc.                              20,000            663,000
Inco Ltd.*                                          35,000          1,209,600
Phelps Dodge Corp.*                                 10,000            775,100
Praxair, Inc.                                       75,000          2,993,250
                                                                 ------------
                                                                    5,640,950
                                                                 ------------
COMMUNICATIONS - 1.85%
Broadcom Corp.*                                     15,000            701,550
Cisco Systems, Inc.*                               140,000          3,318,000
                                                                 ------------
                                                                    4,019,550
                                                                 ------------
CONSUMER PRODUCTS - 3.50%
Colgate-Palmolive Co.                               30,000          1,753,500
Corn Products International, Inc.                   30,000          1,396,500
Estee Lauder Companies, Inc. (The)                  13,000            634,140
Procter & Gamble Co.                                70,000          3,810,800
                                                                 ------------
                                                                    7,594,940
                                                                 ------------
ELECTRONICS - 12.62%
Analog Devices, Inc.                                85,000          4,001,800
Applied Materials, Inc.*                            95,000          1,863,900
Flextronics International Ltd.*                     40,000            638,000
Intel Corp.                                        200,000          5,520,000
KLA-Tencor Corp.*                                   57,000          2,814,660
Linear Technology Corp.                             75,000          2,960,250
Littelfuse, Inc.*                                   10,000            424,100
MKS Instruments, Inc.*                              50,000          1,141,000

                                                                      MARKET
                                                    SHARES            VALUE
                                                  ----------        ----------

ELECTRONICS - 12.62% (CONT'D.)
Maxim Integrated Products, Inc.                     55,000         $2,883,100
Taiwan Semiconductor
   Manufacturing Co. Ltd. - ADR                    250,991          2,085,739
Texas Instruments, Inc.                            127,500          3,082,950
                                                                 ------------
                                                                   27,415,499
                                                                 ------------
ENERGY - 6.47%
Burlington Resources, Inc.                          43,000          1,555,740
Devon Energy Corp.                                  22,000          1,452,000
EOG Resources, Inc.                                 27,000          1,612,170
ExxonMobil Corp.                                    90,000          3,996,900
Nabors Industries Ltd.*                             30,000          1,356,600
Patterson-UTI Energy, Inc.                          59,200          1,977,872
Peabody Energy Corp.                                15,000            839,850
Schlumberger Ltd.                                   20,000          1,270,200
                                                                 ------------
                                                                   14,061,332
                                                                 ------------
FINANCIAL SERVICES - 7.36%
American Express Co.                                65,000          3,339,700
American International Group, Inc.                  70,000          4,989,600
Chicago Mercantile Exchange                         10,000          1,443,700
Citigroup, Inc.                                     55,000          2,557,500
J.P. Morgan Chase & Co.                             35,000          1,356,950
Wells Fargo & Co.                                   40,000          2,289,200
                                                                 ------------
                                                                   15,976,650
                                                                 ------------
HEALTHCARE PRODUCTS - 12.32%
Amgen, Inc.*                                        77,000          4,201,890
Gilead Sciences, Inc.*                              40,000          2,680,000
Kyphon, Inc.*                                       20,000            563,600
Medtronic, Inc.                                    110,000          5,359,200
Novartis AG - ADR                                   60,000          2,670,000
Pfizer, Inc.                                       120,000          4,113,600
Stryker Corp.                                       50,000          2,750,000
Zimmer Holdings, Inc.*                              50,000          4,410,000
                                                                 ------------
                                                                   26,748,290
                                                                 ------------

Annual Report

                                                           Bramwell FUNDS [LOGO]

                                                                      MARKET
                                                    SHARES            VALUE
                                                  ----------        ----------

HEALTHCARE SERVICES - 5.96%
Anthem, Inc.*                                       40,000         $3,582,400
Cardinal Health, Inc.                               10,000            700,500
UnitedHealth Group, Inc.                            77,000          4,793,250
WellPoint Health Networks, Inc.*                    34,500          3,864,345
                                                                 ------------
                                                                   12,940,495
                                                                 ------------
INDUSTRIAL PRODUCTS - 10.13%
3M                                                  90,000          8,100,900
Donaldson Co., Inc.                                 32,500            952,250
Emerson Electric Co.                                35,000          2,224,250
General Electric Co.                               100,000          3,240,000
Illinois Tool Works, Inc.                           35,000          3,356,150
Molex, Inc., Class A                               150,981          4,118,762
                                                                 ------------
                                                                   21,992,312
                                                                 ------------
INFORMATION PROCESSING
   EQUIPMENT - 7.58%
Dell Inc.*                                         200,000          7,164,000
Diebold, Inc.                                       50,000          2,643,500
EMC Corp.*                                          50,000            570,000
International Business
   Machines Corp.                                   55,000          4,848,250
NCR Corp.*                                          25,000          1,239,750
                                                                 ------------
                                                                   16,465,500
                                                                 ------------
INFORMATION PROCESSING
   SOFTWARE - 1.53%
Microsoft Corp.                                     65,000          1,856,400
SAP AG - ADR                                        35,000          1,463,350
                                                                 ------------
                                                                    3,319,750
                                                                 ------------
RESTAURANTS - 6.07%
Applebee's International, Inc.                     135,000          3,107,700
Cheesecake Factory, Inc.*                           55,250          2,198,397
McDonald's Corp.                                   165,000          4,290,000
SYSCO Corp.                                        100,000          3,587,000
                                                                 ------------
                                                                   13,183,097
                                                                 ------------

                                                                      MARKET
                                                    SHARES            VALUE
                                                  ----------        ----------

RETAILING - 14.03%
Best Buy Co., Inc.                                 110,000         $5,581,400
Coach, Inc.*                                        30,000          1,355,700
J.C. Penney Co., Inc.                               92,500          3,492,800
Lowe's Companies, Inc.                              45,000          2,364,750
PETsMART, Inc.                                      10,000            324,500
Staples, Inc.                                      100,000          2,931,000
Tiffany & Co.                                       90,000          3,316,500
Tractor Supply Co.*                                 20,000            836,400
Wal-Mart Stores, Inc.                               85,000          4,484,600
Walgreen Co.                                       160,000          5,793,600
                                                                 ------------
                                                                   30,481,250
                                                                 ------------
TRANSPORTATION - 3.28%
FedEx Corp.                                         55,000          4,492,950
United Parcel Service, Inc.                         35,000          2,630,950
                                                                 ------------
                                                                    7,123,900
                                                                 ------------
TOTAL COMMON STOCKS
(Cost $158,546,459)                                               211,295,565
                                                                 ------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                  ----------

VARIABLE RATE
DEMAND NOTES - 3.54%
U.S. Bancorp, 1.04%                             $7,687,000          7,687,000
                                                                 ------------
TOTAL VARIABLE RATE DEMAND NOTES
(Cost $7,687,000)                                                   7,687,000
                                                                 ------------
TOTAL INVESTMENTS - 100.83%
(Cost $166,233,459)                                               218,982,565

LIABILITIES LESS OTHER ASSETS - (0.83)%                           (1,804,386)
                                                                 ------------
NET ASSETS - 100.00%
(11,177,196 shares outstanding)                                  $217,178,179
                                                                 ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                             $19.43
                                                                 ============

*Non-income producing security
See notes to financial statements.

                                                                   Annual Report

Bramwell FUNDS [LOGO]

                              BRAMWELL FOCUS FUND

                                 JUNE 30, 2004

The Bramwell Focus Fund is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20-30 securities, that invests primarily in common stocks of companies that the Adviser believes have above-average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio than the Growth Fund in that the price movements of a single stock may have a greater positive or negative effect on overall portfolio performance.

                            MAJOR INDUSTRY HOLDINGS
               -------------------------------------------------
               Electronics                                19.0%
               Industrial Products                         16.5
               Retailing                                   16.0
               Information Processing Equipment            14.6
               Business Services                            7.1

                             MAJOR EQUITY HOLDINGS
               -------------------------------------------------
               Robert Half International                   4.9%
               Best Buy                                     4.6
               NCR                                          4.5
               Illinois Tool Works                          4.4
               Analog Devices                               4.3

COMPARATIVE INVESTMENT   June    Calendar     One    Three     Since
RETURNS (6/30/04)          Q   Year to Date  Year    Years   Inception*
--------------------------------------------------------------------------------
BRAMWELL FOCUS FUND      4.18%     2.82%    17.06%   (1.44)%  (0.99)%
S&P 500/R Stock Index    1.72      3.44     19.11    (0.69)   (2.30)


                 BRAMWELL       S&P 500(R)
                FOCUS FUND     Stock Index
                ----------     -----------
10/31/99          $10,000        $10,000
12/31/99           11,940         10,804
 6/30/00           12,260         10,758
12/30/00           11,410          9,821
 6/30/01            9,969          9,163
12/31/01            9,323          8,653
 6/30/02            8,940          7,515
12/31/02            7,701          6,741
 6/30/03            8,154          7,534
12/31/03            9,283          8,675
 6/30/04            9,545          8,973

This chart assumes an initial investment of $10,000 made on 10/31/99 (inception). Returns shown for the Bramwell Focus Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is contractually capped by the Adviser at 1.75% through June 30, 2005, which favorably affected performance since inception. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The total returns table and chart do not reflect the deduction of taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

*From October 31, 1999. Returns for periods greater than one year are compound average annual rates of return. The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Annual Report

                                                           Bramwell FUNDS [LOGO]
                              BRAMWELL FOCUS FUND

                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2004

                                                                      MARKET
                                                    SHARES            VALUE
                                                  ----------        ----------

COMMON STOCKS - 94.67%
BUSINESS SERVICES - 7.09%
Cintas Corp.                                         5,000           $238,350
Robert Half International, Inc.                     18,000            535,860
                                                                 ------------
                                                                      774,210
                                                                 ------------
CONSUMER PRODUCTS - 2.99%
Corn Products International, Inc.                    7,000            325,850
                                                                 ------------
ELECTRONICS - 18.99%
Analog Devices, Inc.                                10,000            470,800
Applied Materials, Inc.*                            10,000            196,200
Intel Corp.                                         10,000            276,000
KLA-Tencor Corp.*                                    8,000            395,040
Linear Technology Corp.                              8,000            315,760
Maxim Integrated Products, Inc.                      8,000            419,360
                                                                 ------------
                                                                    2,073,160
                                                                 ------------
ENERGY - 6.21%
CONSOL Energy, Inc.                                 10,000            360,000
Schlumberger Ltd.                                    5,000            317,550
                                                                 ------------
                                                                      677,550
                                                                 ------------
HEALTHCARE PRODUCTS - 4.52%
Kyphon, Inc.*                                        5,000            140,900
Zimmer Holdings, Inc.*                               4,000            352,800
                                                                 ------------
                                                                      493,700
                                                                 ------------
INDUSTRIAL PRODUCTS - 16.54%
3M                                                   3,000            270,030
Donaldson Co., Inc.                                 10,000            293,000
Emerson Electric Co.                                 7,000            444,850
Illinois Tool Works, Inc.                            5,000            479,450
Trinity Industries, Inc.                            10,000            317,900
                                                                 ------------
                                                                    1,805,230
                                                                 ------------
INFORMATION PROCESSING
   EQUIPMENT - 14.57%
Dell Inc.*                                           8,000            286,560
Diebold, Inc.                                        7,000            370,090
International Business
   Machines Corp.                                    2,500            220,375
NCR Corp.*                                          10,000            495,900
Zebra Technologies Corp.*                            2,500            217,500
                                                                 ------------
                                                                    1,590,425
                                                                 ------------

                                                                      MARKET
                                                    SHARES            VALUE
                                                  ----------        ----------

INFORMATION PROCESSING
   SOFTWARE - 5.04%
Autodesk, Inc.                                       7,000           $299,670
SAP AG - ADR                                         6,000            250,860
                                                                 ------------
                                                                      550,530
                                                                 ------------
Retailing - 15.97%
Best Buy Co., Inc.                                  10,000            507,400
J.C. Penney Co., Inc.                               10,000            377,600
Staples, Inc.                                       15,000            439,650
Tractor Supply Co.*                                 10,000            418,200
                                                                 ------------
                                                                    1,742,850
                                                                 ------------
TRANSPORTATION - 2.75%
United Parcel Service, Inc.                          4,000            300,680
                                                                 ------------
TOTAL COMMON STOCKS
(Cost $9,090,241)                                                  10,334,185
                                                                 ------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                  ----------

VARIABLE RATE
DEMAND NOTES - 4.97%
U.S. Bancorp, 1.04%                               $542,000            542,000
                                                                 ------------
TOTAL VARIABLE RATE DEMAND NOTES
(Cost $542,000)                                                       542,000
                                                                 ------------
TOTAL INVESTMENTS - 99.64%
(Cost $9,632,241)                                                  10,876,185

OTHER ASSETS LESS LIABILITIES - 0.36%                                  39,400
                                                                 ------------
NET ASSETS - 100.00%
(1,152,676 shares outstanding)                                    $10,915,585
                                                                 ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                              $9.47
                                                                 ============

*Non-income producing security
See notes to financial statements.

                                                                   Annual Report

Bramwell FUNDS [LOGO]

                            THE BRAMWELL FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 JUNE 30, 2004

                                               GROWTH FUND        FOCUS FUND
                                              ------------       ------------
ASSETS:
Investments at value (cost $166,233,459 and
  $9,632,241, respectively)                   $218,982,565        $10,876,185
Receivable for securities sold                   1,989,748            719,917
Receivable for fund shares sold                     11,043                  -
Dividends and interest receivable                  100,306              2,680
Prepaid and other assets                            32,272              7,351
Receivable from Adviser                                  -             13,966
                                             -------------      -------------
Total Assets                                   221,115,934         11,620,099
                                             -------------      -------------

LIABILITIES:
Payable for securities purchased                 3,522,322            662,664
Accrued investment advisory fees                   177,846              8,870
Accrued expenses                                   193,126             30,762
Accrued distribution fees                           44,461              2,218
                                             -------------      -------------
Total Liabilities                                3,937,755            704,514
                                             -------------      -------------
NET ASSETS                                    $217,178,179        $10,915,585
                                             =============      =============

NET ASSETS CONSIST OF:
Capital stock                                 $164,962,502        $11,407,513
Accumulated net realized loss on investments     (533,429)        (1,735,872)
Net unrealized appreciation on investments      52,749,106          1,243,944
                                             -------------      -------------
NET ASSETS                                    $217,178,179        $10,915,585
                                             =============      =============

CAPITAL STOCK, $.0001 par value
Authorized                                     200,000,000        200,000,000
Issued and outstanding                          11,177,196          1,152,676

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                        $19.43              $9.47
                                                    ======             ======

See notes to financial statements.

Annual Report

                                                           Bramwell FUNDS [LOGO]

                            THE BRAMWELL FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                           FOR THE FISCAL YEAR ENDED
                                 JUNE 30, 2004

                                               GROWTH FUND        FOCUS FUND
                                              ------------       ------------
INVESTMENT INCOME:
Dividends                                       $1,936,506            $91,098
Interest                                            46,765              3,874
                                             -------------      -------------
Total Investment Income                          1,983,271             94,972
                                             -------------      -------------

EXPENSES:
Investment advisory fees                         2,367,457            113,287
Distribution fees                                  591,864             28,322
Fund administration and accounting fees            230,873             60,000
Shareholder servicing fees                         186,970             17,438
Professional fees                                  184,300             11,756
Proxy vote fees                                     83,800              6,200
Reports to shareholders                             67,628              3,031
Custody fees                                        57,351              7,504
Federal and state registration fees                 42,768             15,073
Directors' fees                                     32,117             25,586
Other                                               46,933              3,608
                                             -------------      -------------
Total expenses before waiver                     3,892,061            291,805
Waiver of expenses and fees                              -           (93,552)
                                             -------------      -------------
Net Expenses                                     3,892,061            198,253
                                             -------------      -------------
NET INVESTMENT LOSS                            (1,908,790)          (103,281)
                                             -------------      -------------

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                16,388,420          1,165,151
Change in net unrealized
  appreciation/depreciation
  on investments                                13,420,269            610,688
                                             -------------      -------------

Net Gain on Investments                         29,808,689          1,775,839
                                             -------------      -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                      $27,899,899         $1,672,558
                                             =============      =============

See notes to financial statements.

                                                                   Annual Report

Bramwell FUNDS [LOGO]

                              BRAMWELL GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                               FISCAL YEAR       FISCAL YEAR
                                                  ENDED             ENDED
                                              JUNE 30, 2004     JUNE 30, 2003
                                               ------------      ------------
OPERATIONS:
Net investment loss                           $(1,908,790)       $(1,977,715)
Net realized gain (loss) on investments         16,388,420       (11,271,957)
Net realized gain on options written                     -             30,623
Net realized gain on short transactions                  -             15,817
Change in net unrealized
  appreciation/depreciation on investments      13,420,269          (370,748)
                                              ------------       ------------
Net increase (decrease) in net assets
  resulting from operations                     27,899,899       (13,573,980)
                                              ------------       ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                    34,124,829        223,542,236
Redemption of shares                          (74,607,503)      (171,607,072)
Redemption fees                                      4,886                  -
                                              ------------       ------------
Net increase (decrease) in net assets
resulting from
  capital share transactions                  (40,477,788)         51,935,164
                                              ------------       ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                               (12,577,889)         38,361,184

NET ASSETS:
Beginning of year                              229,756,068        191,394,884
                                              ------------       ------------
END OF YEAR                                   $217,178,179       $229,756,068
                                              ============       ============

TRANSACTIONS IN SHARES:
Shares sold                                      1,822,712         13,428,555
Shares redeemed                                (3,958,597)       (10,348,227)
                                              ------------       ------------
Net increase (decrease)                        (2,135,885)          3,080,328
                                              ============       ============

See notes to financial statements.

Annual Report

                                                           Bramwell FUNDS [LOGO]

                              BRAMWELL FOCUS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                               FISCAL YEAR       FISCAL YEAR
                                                  ENDED             ENDED
                                              JUNE 30, 2004     JUNE 30, 2003
                                               ------------      ------------
OPERATIONS:
Net investment loss                             $(103,281)          $(88,874)
Net realized gain (loss) on investments          1,165,151        (1,052,603)
Change in net unrealized
  appreciation/depreciation
  on investments                                   610,688            565,851
                                              ------------       ------------
Net increase (decrease) in net assets
  resulting from operations                      1,672,558          (575,626)
                                              ------------       ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                     2,970,355          4,717,343
Redemption of shares                           (3,007,604)        (1,484,839)
Redemption fees                                         23                  -
                                              ------------       ------------
Net increase (decrease) in net assets
  resulting from capital share transactions       (37,226)          3,232,504
                                              ------------       ------------

TOTAL INCREASE IN NET ASSETS                     1,635,332          2,656,878

NET ASSETS:
Beginning of year                                9,280,253          6,623,375
                                              ------------       ------------
END OF YEAR                                    $10,915,585         $9,280,253
                                              ============       ============

TRANSACTIONS IN SHARES:
Shares sold                                        336,685            586,960
Shares redeemed                                  (331,485)          (186,476)
                                              ------------       ------------
Net increase                                         5,200            400,484
                                              ============       ============

See notes to financial statements.

                                                                   Annual Report

Bramwell FUNDS [LOGO]

                          THE BRAMWELL FUNDS, INC.

                            FINANCIAL HIGHLIGHTS

                                                  GROWTH FUND                                        FOCUS FUND
                                ------------------------------------------------  ------------------------------------------------
                                 FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL
                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED    ENDED     ENDED
                                JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,
SELECTED PER SHARE DATA(1)        2004      2003      2002      2001      2000      2004      2003       2002     2001     2000(2)
                                -------   -------   -------   -------   -------    -------   -------   -------  -------   -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $17.26    $18.70    $23.00    $30.48    $26.07     $8.09     $8.87     $9.89    $12.26    $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss               (0.17)    (0.15)    (0.16)    (0.10)    (0.27)    (0.09)    (0.08)    (0.10)    (0.06)    (0.04)
Net realized and unrealized
  gains (losses) on securities      2.34    (1.29)    (2.53)    (5.16)      5.91      1.47    (0.70)    (0.92)    (2.22)      2.30
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

TOTAL FROM INVESTMENT
  OPERATIONS                        2.17    (1.44)    (2.69)    (5.26)      5.64      1.38    (0.78)    (1.02)    (2.28)      2.26

LESS DISTRIBUTIONS:
Distributions from capital gains       -         -    (1.61)    (2.22)    (1.23)         -         -         -    (0.09)         -
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

NET ASSET VALUE, END OF PERIOD    $19.43    $17.26    $18.70    $23.00    $30.48     $9.47     $8.09     $8.87     $9.89    $12.26
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

TOTAL RETURN(3)                   12.57%   (7.70)%  (11.94)%  (18.36)%    22.53%    17.06%   (8.79)%  (10.31)%  (18.69)%    22.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets,
  end of period (000s)          $217,178  $229,756  $191,395  $221,630  $275,976   $10,916    $9,280    $6,623    $7,134    $6,452
Ratio of expenses to average
  net assets(4)(5)                 1.64%     1.68%     1.63%     1.53%     1.54%     1.75%     1.75%     1.75%     1.75%     1.75%
Ratio of net investment
  loss to average
  net assets(4)(5)               (0.81)%   (1.01)%   (0.84)%   (0.37)%   (0.93)%   (0.91)%   (1.25)%   (1.11)%   (0.57)%   (0.69)%

Portfolio turnover rate(3)           47%       51%       66%       57%       25%      172%      154%      138%      117%       66%


Note: The Financial Highlights table is intended to help you understand the financial performance of the Growth Fund for the past 5 years or, in the case of the Focus Fund, for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2)  From October 31, 1999.

(3)  Not annualized for periods less than a full year.

(4) Net of reimbursements and waivers for the Focus Fund. Absent reimbursements and waivers of expenses by the Adviser, the ratio of expenses and net investment loss to average net assets for the years ended June 30, 2004, June 30, 2003, June 30, 2002, June 30, 2001 and the period ended June 30, 2000, would have been 2.58% and (1.74)%, 3.09% and (2.59)%, 3.28% and
     (2.64)%, 3.10% and (1.92)%, and 5.46% and (4.40)%, respectively.

(5)  Annualized for periods less than a full year.

See notes to financial statements.

                                                                   Annual Report

Bramwell FUNDS [LOGO]

                            THE BRAMWELL FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 2004

1. ORGANIZATION

The Bramwell Funds, Inc. (the "Funds") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Funds consist of two investment portfolios: the Bramwell Growth Fund and the Bramwell Focus Fund. The Bramwell Growth Fund, which is a separate diversified portfolio, commenced operations on August 1, 1994. The Bramwell Focus Fund, which is a separate non-diversified portfolio, was launched on November 1, 1999. Bramwell Capital Management, Inc. ("BramCap") is the Funds' investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation

A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the most current bid price will be used. Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP"). All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days, as well as equity securities, are valued at prices furnished by a pricing service approved by the Board of Directors.

Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review the price to determine if it is appropriate. Debt securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined by BramCap to present minimal credit risk. When quotations are not readily available or are unreliable, investments are valued at fair value according to procedures adopted by the Board of Directors.

Annual Report

                                                           Bramwell FUNDS [LOGO]

b) Option Contracts

The Funds may write covered put or call options. Premiums received by a Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received.

c)Short Sales

The Funds may make limited short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sale; the Funds are then obligated to replace the security borrowed by purchasing it in the open market at some later date.

When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short.

The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. Each Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These collateralized assets are subsequently marked to market on a daily basis.

Each Fund is liable for any dividends paid on securities sold short. Dividends on short sales are included as Dividends on Short Positions in the Statements of Operations.

d) Expenses
The Funds are charged for those expenses that are directly attributable to each Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

e) Federal Income Taxes

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

                                                                   Annual Report

Bramwell FUNDS [LOGO]

f) Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid annually in the December calendar quarter. Distributions of net realized capital gains, if any, will be declared at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

g) Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

h) Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the year ended June 30, 2004 were as follows:

                                       Growth Fund               Focus Fund
--------------------------------------------------------------------------------
Purchases                             $108,181,231              $18,386,543
Sales                                  151,466,496               18,718,545

There were no purchases or sales of long-term U.S. government securities. At June 30, 2004, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes were as follows:

                                       Growth Fund               Focus Fund
--------------------------------------------------------------------------------
Cost                                  $166,602,582               $9,645,810
                                     =============            =============

Gross unrealized appreciation        $  54,063,789               $1,345,438
Gross unrealized depreciation          (1,683,806)                (115,063)
                                     -------------            -------------

Net unrealized appreciation
on investments                       $  52,379,983               $1,230,375
                                     =============            =============

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Of the gross appreciation on investments, 88% and 47% (unaudited) is attributable to securities held greater than 12 months at June 30, 2004, for the Growth Fund and Focus Fund, respectively.

Annual Report

                                                           Bramwell FUNDS [LOGO]

As of June 30, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:


                                       Growth Fund               Focus Fund
--------------------------------------------------------------------------------
Accumulated capital and other losses    $(164,306)             $(1,722,303)
                                     =============            =============

Unrealized appreciation
on investments                          52,379,983                1,230,375
                                     -------------            -------------
Total accumulated
earnings (deficit)                     $52,215,677               $(491,928)
                                     =============            =============

The tax components of dividends paid during the years ended June 30, 2004 and 2003 were:

                                                 Growth Fund
--------------------------------------------------------------------------------
                                         Year                     Year
                                        Ended                    Ended
                                       June 30,                 June 30,
                                         2004                     2003
--------------------------------------------------------------------------------
Ordinary Income                    $             -          $             -
Long-Term Capital Gains            $             -          $             -

                                                  Focus Fund
--------------------------------------------------------------------------------
                                         Year                     Year
                                        Ended                    Ended
                                       June 30,                 June 30,
                                         2004                     2003
--------------------------------------------------------------------------------
Ordinary Income                    $             -          $             -
Long-Term Capital Gains            $             -          $             -

At June 30, 2004, the Growth Fund and Focus Fund had total accumulated capital loss carryforwards of $164,306 and $1,722,303, respectively, with $0 and $799,027 expiring in 2010 and $164,306 and $923,276 expiring in 2011, respectively. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Growth Fund and Focus Fund utilized $5,902,701 and $580,038, respectively, of its capital loss carryforwards during the year ended June 30, 2004.

4. INVESTMENT ADVISORY AGREEMENTS

The Funds have agreements with BramCap, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The agreements are for one-year periods and require board approval on an annual basis. Under the terms of the agreements, the Funds will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets of each Fund. The Funds' investment adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of each Fund's average net assets until June 30, 2005. After such date, the expense limitation may be terminated or revised at any time. For the year ended June 30, 2004, the Adviser reimbursed the Focus Fund $93,552. The expense ratio for the Growth Fund for the year ended June 30, 2004 was 1.64%.

                                                                   Annual Report

Bramwell FUNDS [LOGO]

5. DISTRIBUTION PLANS

The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

6. REDEMPTION FEES

Effective January 1, 2004, a 2% redemption fee is charged on Fund shares that are redeemed within 60 days of purchase (including redemptions in connection with exchanges). The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. Shares held longest will be treated as redeemed first. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. All redemption fees will be paid to the applicable Fund and will help offset brokerage commissions, market impact, and other costs associated with short-term trading. These redemption fees are treated as additional paid-in-capital.

Annual Report

                                                           Bramwell FUNDS [LOGO]

                            THE BRAMWELL FUNDS, INC.


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of The Bramwell Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bramwell Growth Fund and The Bramwell Focus Fund (constituting The Bramwell Funds, Inc., herein referred to as the "Funds") at June 30, 2004, and the results of each of their operations, the changes in each of their net assets, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
July 22, 2004

                                                                   Annual Report

Bramwell FUNDS [LOGO]

                            THE BRAMWELL FUNDS, INC.

                             DIRECTORS AND OFFICER


                                                                                      NUMBER OF
                                                            PRINCIPAL               PORTFOLIOS IN   OTHER
                         POSITION(S)    TERM OF OFFICE*     OCCUPATION(S)              COMPLEX      Directorships
                         HELD WITH      AND LENGTH OF       DURING                   OVERSEEN BY    HELD BY
NAME, ADDRESS, AND AGE   FUND           TIME SERVED         PAST 5 YEARS              DIRECTORS     DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------
Charles L. Booth, Jr.    Director       Director            Private Investor              2         Trustee, Levco Series
745 Fifth Avenue                        since 1999          (1993-present)                          Trust, United Board
New York, NY 10151                                                                                  for Christian Higher
Age: 71                                                                                             Education in Asia

Theodore J. Coburn       Director       Director            President, Coburn Group       2         Director, Nicholas-
745 Fifth Avenue                        since 2004          (1991-present); Senior                  Applegate Funds
New York, NY 10151                                          Vice President,The                      (9 portfolios), Intelecom
Age: 50                                                     NASDAQ Stock Market,                    Solutions, Church Plaza,
                                                            Inc. (2002-2003)                        Inc.; Trustee, PIMCO
                                                                                                    Funds: Multi-Manager
                                                                                                    Series

Darlene T. DeRemer       Director       Director            Managing Director,            2         Director, National Defined
745 Fifth Avenue                        since 2004          Putnam Lovell NBF                       Contribution Council,
New York, NY 10151                                          (Jan. 2004-present);                    Syracuse University
Age: 48                                                     Director, NewRiver's                    Alumni Board; Trustee,
                                                            eBusiness Advisory                      Nicholas-Applegate
                                                            Services (2000-Jan. 2004);              Funds (9 portfolios),
                                                            Partner, DeRemer &                      Venezuela Capital
                                                            Associates (1987-2000)                  Management's Advisory
                                                                                                    Board

George F. Keane          Director       Director            Investment Consultant         2         Director, Universal
745 Fifth Avenue                        since 1994          (1996-present)                          Stainless and Alloy
New York, NY 10151                                                                                  Products, Trustee,
Age: 74                                                                                             Nicholas-Applegate
                                                                                                    Investment Trust
                                                                                                    (9 portfolios), Universal
                                                                                                    Bond Fund, Bermuda and
                                                                                                    Security Capital Real
                                                                                                    Estate Funds

James C. Sargent         Director       Director            Counsel, Opton,               2         Director, Austin's
745 Fifth Avenue                        since 1994          Handler, Gottlieb,                      International, Sedona
New York, NY 10151                                          Feiler & Katz                           Corporation
Age: 88                                                     (1995-2001)

Martha R. Seger, Ph.D.   Director       Director            Visiting Professor of         2         Director, Fluor
745 Fifth Avenue                        since 1994          Finance, Arizona State                  Corporation, Massey
New York, NY 10151                                          University (2000-2003);                 Energy Company
Age: 72                                                     Chairman and Financial
                                                            Economist, Martha
                                                            Seger & Associates
                                                            (1992-2001)

Annual Report

                                                           Bramwell FUNDS [LOGO]

                            THE BRAMWELL FUNDS, INC.

                       DIRECTORS AND OFFICER (continued)

                                                                                      NUMBER OF
                                                            PRINCIPAL               PORTFOLIOS IN   OTHER
                         POSITION(S)    TERM OF OFFICE*     OCCUPATION(S)              COMPLEX      DIRECTORSHIPS
                         HELD WITH      AND LENGTH OF       DURING                   OVERSEEN BY    HELD BY
NAME, ADDRESS, AND AGE   FUND           TIME SERVED         PAST 5 YEARS              DIRECTORS     DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth R. Bramwell    Director,      Director,           President and Chief           2         None
745 Fifth Avenue         President      President and       Executive Officer,
New York, NY 10151       and Chief      Chief Financial     Bramwell Capital
Age: 63                  Financial      and Investment      Management (Feb.
                         and            Officer since       1994-present)
                         Investment     1994
                         Officer

------------------------------------------------------------------------------------------------------------------------------------
OFFICER:
------------------------------------------------------------------------------------------------------------------------------------
Donald G. Allison        Secretary      Secretary           Executive Vice President,     N/A       None
745 Fifth Avenue         and            and                 Bramwell Capital
New York, NY 10151       Treasurer      Treasurer           Management (Jan.
Age: 54                                 since 2002          2002-present); Managing
                                                            Director, Global Arbitrage
                                                            Asset Management, Inc.
                                                            (1997-2001)


*Term of office is indefinite, until a successor is duly elected and qualified.

                                                                   Annual Report

                             Bramwell FUNDS [LOGO]

                         1-800-BRAMCAP (1-800-272-6227)
                             WWW.BRAMWELLFUNDS.COM

                               BOARD OF DIRECTORS

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
  and Financial Officer
The Bramwell Funds, Inc.

CHARLES L. BOOTH, JR.
Former Executive Vice
  President and Chief Investment
  Officer
The Bank of New York, Inc.

THEODORE J. COBURN
President
Coburn Group

DARLENE T. DEREMER
Managing Director
Putnam Lovell NBF

GEORGE F. KEANE
President Emeritus
The Common Fund

JAMES C. SARGENT
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Former Governor
Federal Reserve Board

            OFFICERS

   ELIZABETH R. BRAMWELL, CFA
   President, Chief Investment
      and Financial Officer

        DONALD G. ALLISON
     Secretary and Treasurer

      MARGARET A. BANCROFT
       Assistant Secretary

       INVESTMENT ADVISER
Bramwell Capital Management, Inc.

          ADMINISTRATOR
     UMB Fund Services, Inc.

             COUNSEL
           Dechert LLP

  INDEPENDENT REGISTERED PUBLIC
         ACCOUNTING FIRM
   PricewaterhouseCoopers LLP

            CUSTODIAN
    U.S. Bank Trust Services

         TRANSFER AGENT
          AND DIVIDEND
        DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC

This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling the Bramwell Funds at (800) 272-6227; and (ii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                     BR-408-0804

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f)

      (1) The Registrant's Code of Ethics is attached hereto as Exhibit 11(a).
      (2) Not applicable.
      (3) Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: James C. Sargent and George F. Keane. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees.
Aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      Fiscal year ended June 30, 2004           $ 32,500
      Fiscal year ended June 30, 2003           $ 32,375

(b) Audit-Related Fees.
Aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

None.

(c) Tax Fees.
Aggregate fees billed for professional services rendered by the principal accountant for review of tax filings and tax advice.

      Fiscal year ended June 30, 2004           $ 6300
      Fiscal year ended June 30, 2003           $ 6300

(d) All Other Fees.

None.

(e)
      (1) The Registrant's audit committee has adopted an Audit Committee Charter that requires that the audit committee review the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

      (2) During FY 2004, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments in securities in unaffiliated issuers is included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

 Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES.

(a)The Principal Executive and Principal Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS

(a)The Code of Ethics for the Principal Executive and Principal Financial Officer is attached hereto.

(b)Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Bramwell Funds, Inc.


/s/Elizabeth R. Bramwell
------------------------------
Elizabeth R. Bramwell
Principal Executive Officer and Principal Financial Officer
August 17, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/Elizabeth R. Bramwell
------------------------------
Elizabeth R. Bramwell
Principal Executive Officer and Principal Financial Officer
August 17, 2004